UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 11, 2017

MEDNAX, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-12111	26-3667538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Concord Terrace

Sunrise, Florida 33323

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code (954) 384-0175

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 11, 2017, MEDNAX, Inc., a Florida corporation (the “Company”), held its 2017 Annual Shareholders’ Meeting (the “Annual Meeting”). Of the 92,889,873 shares of common stock outstanding and entitled to vote, 85,024,393 shares were represented, constituting a quorum. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1: All of the Board’s nominees for Director were elected to serve until the Company’s 2018 Annual Shareholders’ Meeting or until their respective successors are elected and qualified, by the votes set forth in the table below:

Name	For	Withheld	Broker Non-Vote
Cesar L. Alvarez	77,137,241	4,101,866	3,785,286
Karey D. Barker	81,193,202	45,905	3,785,286
Waldemar A. Carlo, M.D.	75,935,574	5,303,533	3,785,286
Michael B. Fernandez	75,390,758	5,848,349	3,785,286
Paul G. Gabos	78,043,013	3,196,094	3,785,286
Pascal J. Goldschmidt, M.D.	80,466,088	773,019	3,785,286
Manuel Kadre	79,117,056	2,122,051	3,785,286
Roger J. Medel, M.D.	80,287,034	952,073	3,785,286
Donna E. Shalala, Ph.D.	80,998,896	240,211	3,785,286
Enrique J. Sosa, Ph.D.	78,765,299	2,473,808	3,785,286

Proposal 2: The material terms of the performance goals of the MEDNAX, Inc. Amended and Restated 2008 Incentive Compensation Plan, as amended, were re-approved by the shareholders for purposes of Section 162(m) of the Internal Revenue Code, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote
78,227,501	2,973,779	37,827	3,785,286

Proposal 3: The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the 2017 fiscal year was ratified by the shareholders, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote
82,590,861	2,410,146	23,386	0

Proposal 4: The shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote
71,919,406	9,282,816	36,885	3,785,286

Proposal 5: The shareholders indicated, on a non-binding, advisory basis, a preference to hold future advisory votes on executive compensation every year, by the votes set forth in the table below:

Every Year	Every Two Years	Every Three Years	Abstained	Broker Non-Vote
71,701,057	483,248	9,034,144	20,658	3,785,286

The Company’s Board of Directors has considered the outcome of the non-binding, advisory vote regarding the frequency of future votes on executive compensation, and has determined that the Company will hold future non-binding, advisory votes on executive compensation every year until the Company’s Board of Directors otherwise determines that a different frequency for such non-binding, advisory votes is in the best interest of the Company or until the next required vote on the frequency of shareholder votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDNAX, INC.

Date: May 12, 2017	By:	/s/ Vivian Lopez-Blanco
Vivian Lopez-Blanco Chief Financial Officer